                                                                    EXHIBIT 10.3

                       AMENDMENT FOR A PERMANENT INCREASE
                           TO THE AGGREGATE COMMITMENT


         This AMENDMENT (this "Amendment") is made as of July 30, 2004 by and among PULTE MORTGAGE LLC, a Delaware limited liability company (the "Borrower"), BANK ONE, NA, as agent under the "Credit Agreement" (as defined below) (the "Agent") and SUNTRUST BANK and THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH (the "Supplemental Lenders").

                                    RECITALS

         A. The Borrower, the Agent and certain other Lenders, as described therein, are parties to a Fifth Amended and Restated Revolving Credit Agreement dated as of June 30, 2004 (as amended from time to time, the "Credit Agreement"). All terms used herein and not otherwise defined shall have the same meaning given to them in the Credit Agreement.

         B. Pursuant to Section 2.10(c) of the Credit Agreement, the Borrower has the right to increase the Aggregate Commitment on a permanent basis by obtaining new or increased Commitments upon satisfaction of certain conditions. This Amendment requires only the signature of the Borrower, the Agent and the Supplemental Lenders so long as the Aggregate Commitment is not increased above $550,000,000.

         C. The Supplemental Lenders are new Lenders which are lending institutions whose identity the Agent has approved by its signature below.

                                   AGREEMENTS

         1. Permanent Increase. In consideration of the foregoing, the Supplemental Lenders, from and after the date hereof shall each have a Commitment in the amount set forth next to its signature below, resulting in a new Aggregate Commitment of $390,000,000 as of the date hereof. Each Supplemental Lender hereby assumes all of the rights and obligations of a Lender under the Credit Agreement.

         2. Effective Date. The effective date of this Amendment shall be deemed to have occurred on the date that all of the following conditions have been fulfilled:

                  (i) this Amendment has been fully executed and delivered;

                  (ii) if requested by any Supplemental Lender, the Borrower has executed and delivered to each such Supplemental Lender a Note in the form attached to the Credit Agreement as Exhibit A, in the face amount of, and to evidence the Commitment of each such Supplemental Lender; and

                  (iii) the Borrower has paid any upfront fee due to the Supplemental Lenders with respect to such new Commitments.


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         3. Miscellaneous.

                  (i) The Borrower represents and warrants to the Lenders that
         (i) after giving effect to this Amendment, no Default or Unmatured Default exists, (ii) the Credit Agreement is in full force and effect, and (iii) the Borrower has no defenses or offsets to, or claims or counterclaims, relating to, its obligations under the Credit Agreement.

                  (ii) All of the obligations of the parties to the Credit Agreement, as amended hereby, are hereby ratified and confirmed. All references in the Loan Documents to the "Credit Agreement" henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.

                  (iii) Nothing contained in this Amendment shall be construed to disturb, discharge, cancel, impair or extinguish the indebtedness evidenced by the existing Notes and secured by the Loan Documents or waive, release, impair, or affect the liens arising under the Loan Documents or the validity or priority thereof.

                  (iv) In the event of a conflict or inconsistency between the provisions of the Loan Documents and the provisions of this Amendment, the provisions of this Amendment shall govern. The provisions of this Amendment, the Credit Agreement, the Security Agreement and the other Loan Documents are in full force and effect except as amended herein and the Loan Documents as so amended are ratified and confirmed hereby by the Borrower.

                  (v) The Borrower agrees to reimburse the Agent and the Supplemental Lender for all reasonable out-of-pocket expenses (including legal fees and expenses) incurred in connection with the preparation, negotiation and consummation of this Amendment.

                  (vi) This Amendment shall be effective as of the date that the Agent has received executed counterparts of this Amendment from the Borrower and the Supplemental Lender.

                  (vii) This Amendment may be executed in counterparts which, taken together, shall constitute a single document.


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         IN WITNESS WHEREOF, the Agent, the Borrower and the Supplemental Lender
have executed this Amendment as of the date shown above.

                                      PULTE MORTGAGE LLC


                                      By:     /s/ David M. Bruining
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Its:    SVP and CFO
                                           -------------------------------------

                                      BANK ONE, NA, as Agent


                                      By:     /s/ Kenneth S. Nelson
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Its:    Director
                                           -------------------------------------

Commitment:  $20,000,000              THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                      CHICAGO BRANCH


                                      By:     /s/ Shinichiro Munechika
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Its:    Deputy General Manager
                                           -------------------------------------

                                      Address For Notices

                                      227 West Monroe, Suite 2300
                                      Chicago, Illinois 60606
                                      Attention:  Tom Denio
                                      Phone:  312-696-4665
                                      Fax:  312-696-4535

Commitment:  $15,000,000              SUNTRUST BANK



                                      By:     /s/ W. John Wendler
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Its:     Director
                                           -------------------------------------

                                      Address For Notices

                                      8245 Boone Blvd., Suite 820
                                      Vienna, Virginia 22182
                                      Attention:  W. John Wendler
                                      Phone:  703-902-9041
                                      Fax:  703-902-9245



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